INDEMNITY AGREEMENT

     This Indemnity Agreement (this "Agreement") is made as of the 31st day of December, 2001 by and between Wellsford Park Highlands Corp., a Colorado corporation ("WPHC"), whose address is 1600 Wynkoop Street, Suite 202, Denver, Colorado 80202, and Wellsford Real Properties, Inc. a Delaware corporation ("WRP") whose address is 535 Madison Avenue, 26th Floor, New York, New York 10022, (WRP and WPHC being herein collectively called "Indemnitors"), and Al Feld ("Feld").

     1. Loan Agreement and Note. This Agreement is executed in connection with that certain Construction Loan Agreement (the "Loan Agreement") dated February 8, 2000 between Bank of America, N.A. ("Lender") and Green River at Palomino Park LLC, a Colorado limited liability company ("Borrower"), pursuant to which Lender has made a loan to Borrower (the "Loan") evidenced by the Loan Agreement and by Borrower's promissory note in the stated principal amount of $39,400,000 (the "Note") also dated February 8, 2000. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement.

     2. Purpose and Consideration. In consideration of making the Loan pursuant to the Loan Agreement, Lender required that Feld execute and deliver to Lender that certain Guaranty Agreement dated as of February 8, 2000 (the "Guarantee") in favor of Lender. WRP owns an interest in WPHC, which is a member of Borrower, and accordingly, Indemnitors are providing this Indemnity Agreement to Feld to satisfy certain requirements set forth in the Operating Agreement of Borrower dated January 5, 2000 (the "Operating Agreement") in connection with the Final Closing (as such term is defined in the Operating Agreement).

     3. Indemnity. Indemnitors hereby agree to indemnify, defend and hold harmless Feld from and against any loss, cost, fee, damage, claim, liability, demand, suit, judgment or expense of any kind whatsoever, including without limitation reasonable attorneys' fees and costs (collectively "Claims"), that may be incurred by or asserted against Feld arising out of or related in any way to the Guarantee, but specifically excluding therefrom the following:

     (i) any Claims arising out of a default, or an event that with the giving of notice or passage of time would become a default, under the Loan occurring prior to the date hereof and caused by any act or omission of Feld or any Affiliate (such term, as used herein, shall have the meaning given it in the Operating Agreement) of Feld;

     (ii) any Claims arising from any negligence, fraud or misrepresentation by Feld or any Affiliate of Feld or from any breach of any representation or warranty of Feld set forth in the Guarantee, or any breach of any representation, warranty or covenant concerning Feld or any Affiliate of Feld set forth in the Loan Documents, and

     (iii) any failure of Feld to timely furnish and correctly certify to Lender the statements, certificates and other information regarding Feld or any Affiliate of Feld, as and when required under the Guarantee or the Loan Documents. In the event Feld has or at any time had a claim against Indemnitors under this paragraph 3 and amounts paid to Feld by

     Indemnitors on account thereof are subsequently recovered from Feld in any bankruptcy proceeding, such amounts may be recovered by Feld from Indemnitors to the extent of the amount recovered from Feld in any bankruptcy proceeding. Indemnitors shall be liable to Feld for all attorneys' fees and other costs, penalties and charges arising out of any claims covered by this paragraph 3.

     4. Offset. Notwithstanding any other provision hereof, any amounts that may otherwise be due to Feld under this Agreement shall be offset and reduced by any liability of Feld to Indemnitors or Borrower arising under or in connection with this Agreement, the Operating Agreement or any agreement delivered in connection with the Operating Agreement.

     5. Term. This Indemnity shall remain in full force and effect until the Loan is paid in full.

     6. Defenses. In the event of a claim against Feld under the Guarantee that may give rise to obligations of Indemnitors under this Agreement, Feld shall give notice to Indemnitors within ten (10) business days of Feld receiving notice of such claim, and Feld shall cooperate fully with Indemnitors in raising and pursuing any and all defenses, offsets or waivers that may be available to Feld under or in connection with the Guarantee. Any counsel selected to assert defenses on behalf of Feld shall be subject to reasonable approval by Feld and Indemnitors.

     7. Cooperation. Feld shall cooperate with Indemnitors, at not more than nominal cost to Feld, in providing any documents or information requested by Lender or Indemnitors in connection with the Loan and in maintaining the Loan in good standing.

     8. Security. The obligations of WPHC under this Agreement are secured by that certain Pledge and Security Agreement made as of January 5, 2000, by WPHC for benefit of Feld (the "Pledge"), and WPHC hereby agrees that its obligations hereunder shall be included in the term "Obligations" as used in the Pledge. Feld and WPHC hereby agree with respect to the Pledge:

     (a) that subparagraph (ii) of paragraph 23 of the Pledge is hereby deleted and replaced with the following:

     "(ii) expiration of that certain Indemnity Agreement dated as of December 31, 2001, from Pledgor and Wellsford Real Properties, Inc. to Pledgee,"

     (b) that any failure of WPHC to perform its obligations under this Agreement, subject to WPHC's offset rights set forth in this Agreement, shall be a default by WPHC under the Pledge, and

     (c) that, upon payment in full of the Loan, Feld shall cause the termination of the UCC Financing Statement, file no. 20002062785, filed July 10, 2000 with the Secretary of State of the State of Colorado, given by WPHC to Feld in connection with the Pledge.

     9. Notices. All notices and communications hereunder shall be in writing and shall be served by (a) U.S. mail, certified, return receipt requested, or
(b) a nationally recognized overnight delivery service that routinely issues receipts, or (c) personal delivery, addressed to the party to whom such notice is intended as set forth below or to such other places as the parties may designate in writing, delivered in the manner aforesaid. Any such notice shall be deemed given and effective upon the earlier of (i) five (5) days after such notice has been deposited in the United States mail as aforesaid, (ii) actual receipt or refusal, or (iii) when personally delivered to the specified parties.

     Notices to Indemnitors shall be addressed to each of the Indemnitors at the addresses set forth in the first paragraph of this Indemnity Agreement.

                     Notices to Feld shall be addressed:

                     c/o The Feld Company
                     4600 South Ulster Street
                     Suite 350
                     Denver, CO 80237

     10. Indemnitors' Representations and Warranties. Indemnitors represent and warrant to Feld that:

     (a) Each of the Indemnitors is a corporation in good standing in its state of organization and has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by each of the Indemnitors has been duly and validly authorized; and all requisite corporate action has been taken by each of the Indemnitors to make this Agreement valid and binding upon each of the Indemnitors, enforceable in accordance with its terms;

     (b) there is no action, suit, proceeding or investigation pending or threatened against either of the Indemnitors which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitors or in any material impairment of the right or ability of Indemnitors to carry on their business substantially as now conducted, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Indemnitors contemplated herein, or which would be likely to impair materially the ability of Indemnitors to perform under the terms of this Agreement;

     (c) Indemnitors do not believe nor do they have any reason or cause to believe, that Indemnitors cannot perform each and every covenant of Indemnitors contained in this Agreement;

     (d) no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with Indemnitors entering into this Agreement; and

     (e) this Agreement constitutes a valid, legal and binding obligation of Indemnitors, enforceable against them in accordance with the terms hereof, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to creditors' rights generally and by principles of equity.

     11. Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Colorado without reference to conflicts of law.

     12. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter. It is agreed that there are no terms, understandings, representations or warranties, express or implied, relating to such subject matter other than those set forth herein.

     13. No Waiver. No delay by any party hereto in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right except to the extent such delay damages or causes any prejudice to any other party hereto.

     14. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement.

     15. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Indemnitors or Feld, but only by an agreement in writing signed by all parties hereto.

     16. Headings. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     17. Successor and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the heirs, executors, administrators and legal representative of Feld and the successors and assigns of Indemnitors, all of whom shall be bound by the provisions of this Agreement, provided that no rights or obligation under this Agreement may be assigned except with the written consent of each party hereto.

                  (Remainder of page intentionally left blank.)

     IN WITNESS WHEREOF, the parties have executed this Indemnity Agreement as of the day and year first above written.

                        INDEMNITORS:

                        Wellsford Real Properties, Inc.,
                        a Delaware corporation


                        By:   /s/ David M. Strong
                              ----------------------
                               David M. Strong
                               Vice President

                        Wellsford Park Highlands Corp., a Colorado corporation

                        By:   /s/ David M. Strong
                              ----------------------
                               David M. Strong
                               Vice President

                        FELD:

                         /s/ Al Feld
                        ------------------------------------
                        Al Feld

STATE OF COLORADO         )
                          ) ss.
CITY and COUNTY OF Denver )

     The foregoing was acknowledged before me this 22nd day of February, 2002 by David M. Strong, as Vice President of Wellsford Real Properties, Inc., a Delaware corporation.

WITNESS my hand and official seal.

My commission expires: July 3, 2002.


                                          /s/
                                          --------------
                                          Notary Public

STATE OF COLORADO         )
                          ) ss.
CITY and COUNTY OF Denver )

     The foregoing was acknowledged before me this 22nd day of February, 2002 by by David M. Strong, as Vice President of Wellsford Park Highlands Corp., a Colorado corporation.

WITNESS my hand and official seal.

WITNESS my hand and official seal.

My commission expires: July 3, 2002.


                                          /s/
                                          --------------
                                          Notary Public

STATE OF ___________           )
                               ) ss.
COUNTY OF ____________________ )

           The  foregoing  was   acknowledged   before  me  this  _____  day  of
_________________, 2002 by Al Feld.

WITNESS my hand and official seal.

My commission expires:                              .
                      ------------------------------



                                          --------------
                                          Notary Public